UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2020

PALTALK, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52176	20-3191847
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

122 East 42nd Street, New York, NY	10168
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 594-5050

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
—	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 — Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 15, 2020, an amendment to the Certificate of Incorporation (the “Charter Amendment”) of Paltalk, Inc. (f/k/a PeerStream, Inc.) (the “Company”) became effective that changed the name of the Company from “PeerStream, Inc.” to “Paltalk, Inc.” (the “Name Change”). In connection with the Name Change, the Company’s common stock began trading under the new ticker symbol “PALT,” effective as of the opening of trading hours on May 15, 2020 (the “Symbol Change”). The new CUSIP number of the Company’s common stock is 69764K106.

The Name Change and Symbol Change do not affect the rights of the Company’s security holders. The Company’s securities will continue to be quoted on the OTC Markets. Following the Name Change, the stock certificates, which reflect the former name of the Company, will continue to be valid. Certificates reflecting the Name Change will be issued in due course as old stock certificates are tendered for exchange or transfer to the Company’s transfer agent.

Pursuant to Section 242 of the Delaware General Corporation Law, stockholder approval was not required to complete the Name Change or to approve or effect the Charter Amendment. The Charter Amendment is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

In connection with the Charter Amendment, the Board of Directors of the Company authorized and approved Amendment No. 4 to the Amended and Restated By-Laws of the Company to conform to the Company’s new name (the “By-Laws Amendment”). The By-Laws Amendment is attached hereto as Exhibit 3.2 and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 14, 2020, Paltalk, Inc. held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”), at which the following proposals were voted upon:

Proposal 1: Election of (i) Yoram (Rami) Abada, (ii) Jason Katz, (iii) Lance Laifer, (iv) Michael Levit and (v) John Silberstein to the Company’s Board of Directors, each to serve for a one-year term until the annual meeting of stockholders to be held in 2021.

Nominee	Votes Cast For	Votes Withheld	Broker Non-Votes
Yoram (Rami) Abada	4,013,223	695,019	455,825
Jason Katz	4,013,223	695,019	455,825
Lance Laifer	4,016,211	692,031	455,825
Michael Levit	4,026,211	682,031	455,825
John Silberstein	4,013,184	695,058	455,825

Proposal 2: Ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm.

Votes Cast For	Votes Cast Against	Abstentions
5,130,477	10,061	23,529

Each of the proposals acted upon by the Company’s stockholders at the Annual Meeting received a sufficient number of votes to be approved.

Section 7 — Regulation FD

Item 7.01 Regulation FD Disclosure.

On May 14, 2020, the Company issued a press release announcing the Name Change and Symbol Change. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in Item 7.01 of this report (including Exhibit 99.1 attached hereto) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Incorporation, effective May 15, 2020.
3.2	Amendment No. 4 to the Amended and Restated By-Laws of PeerStream, Inc.
99.1	Press Release dated May 14, 2020 (furnished pursuant to Item 7.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 15, 2020

PALTALK, INC.

		By:	/s/ Jason Katz
Jason Katz
Chief Executive Officer

3